Brown Capital Management Funds
                          105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069



Telephone 919-972-9922
U.S. WATTS 800-525 FUND
Facsimile 919-442-4226



May 16, 1997


Dear  Shareholder:

Some of the best investment letters and commentary I have read didn't seem like the typical investment "stuff" at all. They weren't boring or dull or filled with jargon. In fact, they were unconventional and told an interesting and compelling story that interwove effortlessly, like a spider weaving a beautiful web, pearls of investment wisdom and insight.

Each quarter in our investment letter we share our thoughts regarding the economy, financial markets, and investment strategy. We very seldom receive any feedback. However, our mid 1994 letter, with the captions - - what we know, what we know for sure, what we think we know, and what we don't know - - prompted a rousing favorable response. Why? Perhaps, although it did not tell a story, it did weave a web of investment wisdom and insight in an unconventional and interesting way. With two of the best back-to-back years in the stock market since the 70% increase of 1975/76, perhaps we can be a little unconventional once again in our portfolio letter. Interestingly, there is a close comparison between the 1975/76 period of 37.2% and 23.8% respectively to the 1995/96 period of 37.4% and 23% respectively. The closeness of the numbers is almost scary. So much for the once upon a time . . . Now for the pearls of investment wisdom and insight.

Paraphrasing, Warren Buffet once said that what you want to do in investing is wait for the right pitch, and when the fielders are asleep, step up to the plate and hit it! The problem with this market now is all the fielders are awake, and the pitcher is not throwing an intentional walk. Thus, it is going to be tougher to drive in that winning run. We are firmly convinced of three things with respect to fiscal 1998. First, the absolute magnitude of the runs, i.e. stock market returns, will be much less than the last two years. Second, the gap between stock market returns and bond market returns will be much narrower, but stocks will have a definite edge. Third, we can maintain our competitive edge, in a tougher, more volatile, and less forgiving environment, which we believe will characterize fiscal 1998.

We are at a critical stage in the financial markets in our opinion. Some of the best investment minds on Wall Street have reached diametrically opposed conclusions concerning the prospects for the stock market. One camp is saying it is "overvalued", and the other, with equal conviction, is saying it is "fairly valued". Why? The difference lies in their underlying assumptions. The overvalued camp believes that the economy will pick up steam, inflation will rise, the Federal Reserve will tighten and drive up interest rates, and the stock market will have a significant correction. The fairly valued camp believes that the economy will have modest growth, 2 - 2.5% real GDP, modest inflation 3
- 3.5%, the Federal Reserve will not intervene, corporate profits will increase moderately, 8 - 10%, P/E's will neither expand nor contract, and the stock market will rise in line with the earnings increase. This is what makes markets! We are solidly in the latter camp. It is noteworthy, that neither camp is arguing that the market is cheap. We agree. If current interest rate levels persist or decline slightly, which is what we expect, our valuation work confirms our market outlook. More importantly, and offering additional comfort, is that more than 90% of the companies we own or have an investment interest in offer potential returns greater than the market , based on our valuation work.

The "fear of heights" certainly comes into play in the current market environment. One only has to look to this past July to get a glimpse of how nasty things can get when perceptions and sentiments change abruptly. In July, when the sentiment shifted to a heating up of the economy followed by a rise in interest rates, the S&P 500 Index declined 5.2% and the Russell 2000 Index lost 9% of its value.

Looking ahead, we will concentrate on, refine, and improve upon the things that have given us the competitive performance edge in the past. These can be briefly summarized as follows: (1) A research driven, bottoms-up approach to selecting companies, (2) Maintain superior portfolio characteristics - - prospective earnings per share growth, profitability - - and pay less, or not too much more than the market on 12 month forward estimated earnings, i.e. a lot of "bang for the buck", and (3) Keep the portfolio "freshened-up" with securities that are not only attractively valued with good potential upside, but with greater upside than the market. As the character in Forrest Gump said after going through the long list of shrimp recipes: bubble gum shrimp, popcorn shrimp . . . - - "and that's about it." This is our winning strategy.

For your convenience, each of the funds now has a NASDAQ ticker symbol which can be used to obtain NAV numbers from your broker as well as various electronic medians. The symbols are as follows:

                        The Brown Capital Equity Fund - BCEIX
                        The Brown Capital Balanced Fund - BCBIX
                        The Brown Capital Small Fund - BCSIX




Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
                     Performance Update - $10,000 Investment
            For the period from September 30, 1992 to March 31, 1997

                       BCM Small Co  Russell 2000      NASDAQ Ind
          Sep-92          10,000.00     10,000.00       10,000.00
          Dec-92          11,033.00     11,456.00       11,677.00
          Mar-93          10,897.00     11,881.00       11,493.00
          Jun-93          10,872.00     12,096.00       11,750.00
          Sep-93          11,391.00     13,112.00       12,566.00
          Dec-93          11,666.00     13,404.00       12,980.00
          Mar-94          11,376.00     13,014.00       12,548.00
          Jun-94          10,680.00     12,455.00       11,503.00
          Sep-94          11,372.00     13,276.00       12,523.00
          Dec-94          12,221.00     12,977.00       12,142.00
          Mar-95          13,312.00     13,536.00       12,937.00
          Jun-95          14,384.00     14,758.00       14,305.00
          Sep-95          15,739.00     16,227.00       15,889.00
          Dec-95          16,372.00     16,558.00       15,637.00
          Mar-96          17,706.00     17,399.00       16,632.00
          Jun-96          18,431.00     18,294.00       18,041.00
          Sep-96          18,864.00     18,354.00       18,016.00
          Dec-96          19,169.00     19,290.00       18,068.00
          Mar-97          17,983.00     18,298.00       16,597.00

This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the NASDAQ Industrials Index. It is important to note The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year        Three Years

------------------------------------------------------

      13.92%             1.56%            16.49%

------------------------------------------------------

The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $17,983- total investment return of 79.83% since September 30, 1992.

At March 31, 1997, a similar investment in the Russell 2000 Index would have grown to $18,298- total investment return of 82.98% and the NASDAQ Industrials Index would have grown to $16,597 - total investment return of 65.97%, since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997
--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 87.17%

   Advertising - 1.87%
   (a)Catalina Marketing Corporation              3,000               $121,875
                                                  -----               --------

   Building Materials - 1.45%
      Fastenal Company                            2,700                 94,500
                                                  -----                 ------

   Chemicals - 1.31%
   (a)Synthetech, Inc.                           11,200                 85,400
                                                 ------                 ------

   Commercial Services - 3.86%
   (a)ABR Information Services, Inc.              9,200                165,600
   (a)Quintiles Transnational Corporation         1,600                 86,200
                                                  -----                 ------
                                                                       251,800
                                                                       -------
   Computers - 0.89%
   (a)Bay Networks                                3,250                 57,688
                                                  -----                 ------

   Computer Software & Services - 35.09%
   (a)Acxiom Corporation                         12,800                184,000
   (a)Advent Software, Inc                        4,600                101,200
   (a)American Business Information, Inc.         8,200                159,900
      BGS Systems, Inc.                           3,300                 97,350
   (a)BISYS Group, Inc.                           3,900                122,850
   (a)BMC Software, Inc.                          4,800                221,400
   (a)CFI Proservices, Inc.                       6,900                117,300
   (a)Cerner Corporation                         10,500                137,812
   (a)Fair Isaac & Company, Inc.                  5,700                205,912
   (a)Hyperion Software Corporation               7,500                123,750
   (a)MDL Information Systems, Inc.               6,400                200,000
   (a)Network General Corporation                 7,700                165,550
   (a)Ovid Technologies, Inc.                       200                  1,450
      Paychex, Inc.                               1,050                 43,181
   (a)Parametric Technology Company               1,600                 72,200
   (a)Platinum Technology, Inc.                   5,600                 66,500
   (a)Quick Response Services, Inc.               2,800                 73,850
   (a)SPSS, Inc.                                  4,100                101,988
   (a)Structural Dynamics Research Corpora        4,400                 91,300
                                                  -----                 ------
                                                                     2,287,493
                                                                     ---------
   Electronics - 2.34%
   (a)Sanmina Corporation                         3,400                152,150
                                                  -----                -------

   Financial Services - 2.96%
      T. Rowe Price Associates                    5,200                193,050
                                                  -----                -------




                                                                   (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Furniture & Home Appliances - 1.56%
      Juno Lighting, Incorporated                 6,400               $101,600
                                                  -----               --------

   Industrial Materials - Specialty - 0.26%
      Arden Industrial Products                   4,000                 16,750
                                                  -----                 ------

   Machine - Diversified - 4.76%
      Cognex Corporation                         10,200                193,800
      Flow International                         12,100                116,462
                                                 ------                -------
                                                                       310,262
   Medical Supplies - 14.90%
      Ballard Medical Products                    5,800                121,075
      Biomet, Inc.                                7,700                129,938
      Diagnostic Products Corporation             5,300                158,337
      Life Technologies, Inc.                     7,000                183,750
      Lynx Therapeutics Inc.                         81                    405
   (a)Molecular Dynamics, Inc.                    6,700                 98,825
   (a)PerSeptive Biosystem                       12,448                 98,028
   (a)TECNOL Medical Products, Inc.               3,400                 53,550
   (a)Techne Corporation                          5,500                127,188
                                                  -----                -------
                                                                       971,096
                                                                       -------
   Medical - Hospital Management & Service - 2.61%
   (a)Dendrite International, Inc.                8,600                 80,625
      HBO & Company                               1,890                 89,775
                                                  -----                 ------
                                                                       170,400
                                                                       -------
   Miscellaneous - Manufacturing - 0.77%
   (a)Panavision, Inc.                            2,900                 50,388
                                                  -----                 ------

   Pharmaceuticals - 3.57%
   (a)Alza Corporation                            8,400                231,000
   (a)Therapeutic Discovery Corp.                   150                  1,612
                                                    ---                  -----
                                                                       232,612
                                                                       -------
   Real Estate Investment Trust - 3.44%
      General Growth Properties                   2,500                 79,375
      Post Properties, Inc                        3,800                144,875
                                                  -----                -------
                                                                       224,250
                                                                       -------
   Restaurants & Food Service - 4.95%
   (a)Au Bon Pain Company, Inc.                  29,300                188,619
   (a)The Cheesecake Factory                      6,800                134,300
                                                  -----                -------
                                                                       322,919
                                                                       -------
   Retail - Specialty Line - 0.58%
   (a)Cosmetic Center, Inc.                       6,600                 37,950
                                                  -----                 ------




                                                                   (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997


--------------------------------------------------------------------------------
                                                                      Value
                                              Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Warrants - 0.00%
   (a)Alza Corporation, expiration date De          150                    $23
   (a)PerSeptive Biosystems, Inc., expirat           27                     64
                                                     --                     --
                                                                            87

      Total Common Stocks (Cost $4,682,672)                          5,682,270
                                                                     ---------




                                               Principal
                                                 Amount
REPURCHASE AGREEMENT (b) - 0.19%
      Wachovia Bank, dated March 31, 1997       $12,360                 12,360
      6.50%, due April 1, 1997                  -------              ---------
      (Cost $12,360)


Total Value of Investments (Cost $4,695,032 (c))           87.36%   $5,694,630
Other Assets Less Liabilities                              12.64%      824,057
                                                           -----       -------
   Net Assets                                             100.00%   $6,518,687
                                                          ======    ==========




(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company (Note 1).

(c)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                       $1,263,124
      Unrealized depreciation                                         (263,526)
                                                                    -----------
               Net unrealized appreciation                            $999,598
                                                                    ===========




See accompanying notes to financial statements

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $4,695,032)                           $5,694,630
   Cash                                                               1,308,444
   Income receivable                                                      8,745
   Prepaid expenses                                                          37
   Due from advisor (note 2)                                              1,144
   Other assets                                                           1,569
                                                                     ----------
      Total assets                                                    7,014,569
                                                                     ----------
LIABILITIES
   Accrued expenses                                                       2,979
   Payable for investment purchases                                     492,903
                                                                     ----------
      Total liabilities                                                 495,882
                                                                     ----------
NET ASSETS
   (applicable to 434,182 Institutional Class Shares                 $6,518,687
    outstanding; unlimited shares of no par value                    ==========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($6,518,687 \ 434,182 shares)                                         $15.01
                                                                     ==========

NET ASSETS CONSIST OF
   Paid-in capital                                                   $5,584,824
   Accumulated net realized loss on investments                         (65,735)
   Net unrealized appreciation on investments                           999,598
                                                                     ----------
                                                                     $6,518,687
                                                                     ==========






















See accompanying notes to financial statements

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                         $38,156
      Dividends                                                         22,288
      Miscellaneous                                                        527
                                                                    ----------
         Total income                                                   60,971
                                                                    ----------
   Expenses
      Investment advisory fees (note 2)                                 50,754
      Fund administration fees (note 2)                                 12,689
      Custody fees                                                       6,315
      Registration and filing administration fees (note 2)               5,637
      Fund accounting fees (note 2)                                     21,000
      Audit fees                                                         9,586
      Legal fees                                                         3,503
      Securities pricing fees                                            3,621
      Shareholder recordkeeping fees                                     1,258
      Shareholder servicing expenses                                     3,701
      Registration and filing expenses                                   6,617
      Printing expenses                                                  1,721
      Trustee fees and meeting expenses                                  6,752
      Other operating expenses                                           4,038
                                                                    ----------
         Total expenses                                                137,192
                                                                    ----------
         Less:
            Expense reimbursements (note 2)                            (10,610)
            Investment advisory fees waived (note 2)                   (50,549)
                                                                    ----------
         Net expenses                                                   76,033
                                                                    ----------
            Net investment loss                                        (15,062)
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss from investment transactions                      (66,449)
   Increase in unrealized appreciation on investments                  105,168
                                                                    ----------
      Net realized and unrealized gain on investments                   38,719
                                                                    ----------
         Net increase in net assets resulting from operations          $23,657
                                                                    ==========








See accompanying notes to financial statements

                              THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                    STATEMENTS OF CHANGES IN NET ASSETS




----------------------------------------------------------------------------------------------------------
                                                                             Year ended      Year ended
                                                                             March 31,       March 31,
                                                                                1997            1996
----------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment loss                                                        $(15,062)       $(15,288)
     Net realized gain (loss) from investment transactions                       (66,449)        310,770
     Increase in unrealized appreciation on investments                          105,168         591,974
                                                                                 -------         -------
        Net increase in net assets resulting from operations                      23,657         887,456
                                                                                  ------         -------

  Distributions to shareholders from
     Net realized gain from investment transactions                             (121,632)       (232,386)
                                                                                --------        --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)      2,876,454         475,777
                                                                               ---------         -------

           Total increase in net assets                                        2,778,479       1,130,847

NET ASSETS

  Beginning of year                                                            3,740,208       2,609,361
                                                                               ---------       ---------

  End of year                                                                 $6,518,687      $3,740,208
                                                                              ==========      ==========



(a) A summary of capital share activity follows:

                                         ---------------------------------------------------------------
                                                    Year ended                       Year ended
                                                  March 31, 1997                   March 31, 1996
                                         ---------------------------------------------------------------
                                                 Shares          Value           Shares           Value
                                               ----------     ----------        --------        --------
Shares sold                                       215,413     $3,325,355          21,823        $309,573
Shares issued for reinvestment
  of distributions                                  7,902        121,296          16,876         232,386
                                                    -----        -------          ------         -------
                                                  223,315      3,446,651          38,699         541,959

Shares redeemed                                   (36,296)      (570,197)         (4,737)        (66,182)
                                                  -------       --------          ------         -------
  Net increase                                    187,019     $2,876,454          33,962        $475,777
                                                  =======     ==========          ======       =========









See accompanying notes to financial statements

                                         THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       FINANCIAL HIGHLIGHTS

                                         (For a Share Outstanding Throughout the Period)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                                                                                                    period from
                                                                                                                   July 23, 1992
                                                                                                                 (commencement
                                                       Year ended     Year ended     Year ended      Year ended  of operations)
                                                        March 31,      March 31,      March 31,      March 31,     to March 31,
                                                          1997           1996           1995            1994           1993
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $15.13         $12.24         $10.69          $10.67         $10.00

   Income from investment operations
      Net investment loss                                    (0.03)         (0.06)         (0.06)          (0.11)         (0.03)
      Net realized and unrealized gain on investments         0.27           4.00           1.86            0.59           0.70
                                                              ----           ----           ----            ----           ----
         Total from investment operations                     0.24           3.94           1.80            0.48           0.67
                                                              ----           ----           ----            ----           ----
   Distributions to shareholders from
      Net realized gain from investment transactions         (0.36)         (1.05)         (0.25)          (0.46)          0.00
                                                             -----          -----          -----           -----           ----

Net asset value, end of period                              $15.01         $15.13         $12.24          $10.69         $10.67
                                                            ======         ======         ======          ======         ======

Total return                                                  1.56 %        33.00 %        16.95 %          4.39 %         6.70 %
                                                              ====          =====          =====            ====           ====

Ratios/supplemental data
   Net assets, end of period                            $6,518,687     $3,740,208     $2,609,361      $1,830,924     $1,225,645
                                                        ==========     ==========     ==========      ==========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees           2.70 %         3.49 %         4.49 %          4.73 %         5.45 %(a)
      After expense reimbursements and waived fees            1.50 %         1.69 %         2.00 %          2.00 %         1.89 %(a)

   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees         (1.50) %        (2.29)%        (3.38)%         (4.03)%        (4.42)%(a)
      After expense reimbursements and waived fees          (0.30) %        (0.50)%        (0.90)%         (1.34)%        (0.86)%(a)

   Portfolio turnover rate                                   13.39 %        23.43 %        32.79 %         23.47 %         4.14 %

   Average broker commission per share (b)                   $0.05

(a)  Annualized.

(b) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commisions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See  accompanying  notes to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. The Fund began operations on July 23, 1992.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     As a result of the Fund's operating net investment loss, a reclassification adjustment of $15,062 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.



                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of l940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund in future years. This reflects a reduction during the current year of the Advisor's voluntary expense limitation from 2.00% to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $50,549 ($0.16 per share) and has voluntarily agreed to reimburse $10,610 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the"Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $3,049,553 and $583,703, respectively, for the year ended March 31, 1997.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gain to its shareholders. Of the total $0.36 per share of such distributions for the year ended March 31, 1997, all represent long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Small Company Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997